Restructuring Charges	12 Months Ended
Dec. 31, 2022
Restructuring Charges [Abstract]
Restructuring Charges

15. Restructuring Charges

During the fourth quarter of 2022, the Company completed a financial and organizational assessment to increase efficiencies and reduce expenses. As a result of this assessment, the Company reduced its U.S. and U.K. workforce by 26 employees. The Company incurred total expenses relating to the workforce reduction of approximately $1.5 million, consisting of severance and termination-related costs.

During the fourth quarter of 2021, the Company undertook a previous detailed strategic review of its programs and operations which allowed the Company to reduce expenses and extend its cash runway through a prioritization of its programs and an approximately 25% reduction in workforce. Associated total expenses for the workforce reduction of $2.1 million were accrued as at December 31, 2021 and settled in the year ended December 31, 2022.